UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2016

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GANNETT CO., INC.
(Exact name of registrant as specified in charter)

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Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910
(Address of principal executive offices, including zip code)

(703) 854-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 25, 2016, Gannett Co., Inc. issued a press release announcing its proposal to acquire Tribune Publishing Company (“Tribune”). The press release announcing the proposal, including the full text of a letter delivered to Justin C. Dearborn, Chief Executive Officer of Tribune, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1  Press Release of Gannett Co., Inc., dated April 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: April 25, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Gannett Co., Inc., dated April 25, 2016